UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (404) 978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (“Annual Meeting”) on May 8, 2019. A total of 242,857,818 common shares were present or represented by proxy at the meeting. The Company’s shareholders voted on four proposals and cast their votes as follows:

Proposal 1 - Election of Directors

All eleven of the nominees for directors were elected to serve for a term which expires at our 2020 Annual Meeting of Shareholders by the votes set forth below.

Director Nominee	Voted For	Against	Abstain	Broker Non-Votes
Brian P. Anderson	191,709,933	9,754,304	1,625,623	39,767,958
Bryce Blair	198,264,280	3,199,500	1,626,080	39,767,958
Richard W. Dreiling	194,864,519	6,592,988	1,632,353	39,767,958
Thomas J. Folliard	200,237,807	1,222,237	1,629,816	39,767,958
Cheryl W. Grisé	195,832,084	5,636,233	1,621,543	39,767,958
André J. Hawaux	200,568,129	891,688	1,630,043	39,767,958
Ryan R. Marshall	199,647,054	706,598	2,736,208	39,767,958
John R. Peshkin	200,277,697	1,184,404	1,627,759	39,767,958
Scott F. Powers	197,820,297	3,641,192	1,628,371	39,767,958
William J. Pulte	179,372,140	22,087,598	1,630,122	39,767,958
Lila Snyder	199,889,245	468,336	2,732,279	39,767,958

Proposal 2 - Ratification of the Selection of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019, was ratified by the shareholders by the votes set forth below.

Voted For	Voted Against	Abstain
232,868,522	9,863,901	125,395

Proposal 3 - Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of our named executive officers by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
195,278,518	7,639,919	171,423	39,767,958

Proposal 4 - Amendment to Extend Term of Section 382 Rights Agreement

The shareholders approved an amendment to extend the term of our Amended and Restated Section 382 Rights Agreement by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
181,911,034	18,736,272	2,442,554	39,767,958

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	May 10, 2019	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel, and Corporate Secretary

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